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                                                                   EXHIBIT 10.40

                                 AMENDMENT NO. 1
                                       TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


      This Amendment No. 1 (this "Amendment") dated as of December 1, 2004, is made by and between Vanguard Health Systems, Inc., a Delaware corporation (the "Company"), and Keith B. Pitts (the "Executive").


      WHEREAS, the Company and the Executive executed a certain Amended and Restated Employment Agreement (the "EA") dated as of September 23, 2004, to secure the services of the Executive as Vice Chairman; and

      WHEREAS, the Company and the Executive wish the Executive's base salary set forth in Section 6(a) of the EA to be increased to $623,150, effective as of January 1, 2005.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree that the EA is amended as follows:

      1. Defined Terms. Except for those terms defined above, the definitions of capitalized terms used in this Amendment are as provided in the EA.

      2. Amendment to Section 6(a). Section 6(a) of the EA entitled "Base Salary" is hereby deleted and replaced with the following new Section 6(a):

            "(a). Base Salary. The Executive's base salary hereunder, from September 23, 2004 to December 31, 2004, shall be $605,000 per year, payable semi-monthly. Effective January 1, 2005, the Executive's base salary hereunder shall be $623,150 per year, payable semi-monthly. The Board shall review such base salary at least annually and make such adjustments from time to time as it may deem advisable, but the base salary shall not at any time be reduced from the base salary in effect from time to time."

      3. Ratification. All other provisions of the EA remain unchanged and are hereby ratified by the Company and the Executive.

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      IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and the Executive has executed this Amendment, each as of the day and year first set forth above.

                                        VANGUARD HEALTH SYSTEMS, INC.

                                        By: /s/ Ronald P. Soltman
                                           ------------------------------------
                                                Ronald P. Soltman
                                                Executive Vice President

                                        EXECUTIVE:

                                        /s/ Keith B. Pitts
                                        ---------------------------------------
                                        Keith B. Pitts